UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2009

WILSHIRE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Gateway Center, Newark, NJ	07102
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:    (201) 420-2796

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2009, after careful review and consideration, the Company announced that it will not be able to submit a plan to regain compliance with the NYSE Amex LLC (“NYSE Amex” or the “Exchange”) continued listing standards.  As previously disclosed, on December 1, 2009 the Company received a notice dated November 30, 2009 from NYSE Amex indicating that the Company was not in compliance with the continued listing standards set forth in Section 1003(a)(ii) of the Exchange’s Company Guide with stockholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years and Section 1003(a)(iii) of the Exchange’s Company Guide with stockholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years.

The Company was afforded the opportunity to submit a plan to NYSE Amex by December 30, 2009, which was later extended to January 6, 2010, addressing how it intended to regain compliance with Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide.  As a result of the decision not to submit a plan, the Company has been informed by NYSE Amex that the Company will be subject to delisting proceedings.

The Company expects that its common stock will be traded on the over-the-counter market and quoted on the OTC Bulletin Board upon delisting from the NYSE Amex.  There can be no assurance that any broker-dealer will be willing to act as a market maker in the Company’s shares or that, if such quotations begin, they will continue for any length of time.

On December 30, 2009, the Company issued a press release announcing that it will not be able to submit a plan to regain compliance with NYSE Amex continued listing standards.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

All non-historical statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may use such forward-looking terminology as “expect,” “look,” “believe,” “plan,” “anticipate,” “may,” “will” or similar statements or variations of such terms or otherwise express views concerning trends and the future.  Such forward-looking statements involve certain risks and uncertainties, including risks cited in reports filed by Wilshire with the Securities and Exchange Commission.  Actual results may differ materially from such forward-looking statements.  Wilshire assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of Wilshire Enterprises, Inc., dated December 30, 2009.

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

	By:	/s/ S. Wilzig Izak

	Name:	S. Wilzig Izak
	Title:	Chairman of the Board and Chief
Executive Officer

Dated: December 30, 2009

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Wilshire Enterprises, Inc., dated December 30, 2009.	E